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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 1, 1995

                                 ALLWASTE, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  1-11016                    74-2427167
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
     of Incorporation)           File Number)            Identification Number)

     5151 SAN FELIPE, SUITE 1600
           HOUSTON, TEXAS                                 77056
(Address of Principal Executive Offices)                (Zip Code)

      (Registrant's Telephone Number, Including Area Code): (713) 623-8777

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            (b)     Pro forma financial information


                                           ALLWASTE, INC. AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                                As of August 31, 1994
                                            (In thousands except shares)


                                                             Historical    Historical    Pro Forma         Pro Forma
                                                              Allwaste        ARI         Adjustments       Allwaste
                                                             -----------   -----------   ---------------   -----------

                                                             (Audited)      (Unaudited)   (Unaudited)      (Unaudited)
                                  ASSETS
CURRENT ASSETS

                                                              $            $             $                  $
     Cash and cash equivalents                                    3,215           195            --             3,020

     Receivables, net of allowance for doubtful accounts         77,219        12,343            --            64,876

     Inventories                                                  4,302         2,304            --             1,998

     Prepaid expenses                                             7,206           100            --             7,106

     Other current assets                                        2,864         1,110            --             1,754


                    Total current assets                        94,806        16,052           -              78,754


PROPERTY AND EQUIPMENT                                          221,019        30,442            --           190,577

     Less -- Accumulated depreciation                           (94,145)      (12,524)          --            (81,621)


                                                               126,874        17,918            --           108,956


INVESTMENTS                                                          --  #         --         8,000 (a)         8,000

GOODWILL, net                                                    84,176        18,066            --            66,110

NOTES RECEIVABLE AND OTHER ASSETS                               13,560           275         6,610  (a)       19,895

                                                              $             $             $                 $
            Total assets                                       319,416        52,311        14,610           281,715

            LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

                                                              $             $            $                  $
     Accounts payable and accruals                               54,303         8,392           750 (b)        46,661
     Current maturities of long-term

         and convertible subordinated debt                       7,870           366            --             7,504


            Total current liabilities                           62,173   #     8,758           750            54,165


LONG-TERM DEBT                                                   85,356            98       (42,500)(a)        42,758


PAYABLE TO ALLWASTE, INC.                                            --        47,661        47,661 (a)            --


CONVERTIBLE SUBORDINATED DEBT                                    37,672            --            --            37,672


DEFERRED INCOME TAXES AND OTHER LIABILITIES                      12,997         1,861            --            11,136

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:

     Common Stock                                                   376             1             1 (a)           376

     Additional paid-in capital                                  47,482           420           420 (a)        47,482

                                                                                               (750)(b)

     Retained earnings                                           74,422        (6,488)        9,028 (a)        89,188

     Treasury Stock                                              (1,062)          --            --             (1,062)


            Total shareholders' equity                         121,218         (6,067)       8,699           135,984

                                                              $             $             $                 $
            Total liabilities and shareholders' equity         319,416        52,311        14,610           281,715


See accompanying notes to pro forma condensed consolidated financial statements.

                                        ALLWASTE, INC. AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                              For the Year Ended August 31, 1994
                                                 (In thousands except shares)


                                                                  Historical    Historical      Pro Forma           Pro Forma
                                                                   Allwaste         ARI        Adjustments          Allwaste
                                                                  ------------  ------------   -------------      --------------
                                                                   (Audited)    (Unaudited)    (Unaudited)         (Unaudited)


                                                                   $             $                        $                   $
REVENUES                                                              350,060        63,199              --             286,861

COST OF OPERATIONS                                                   257,190        52,387              --             204,803


     Gross profit                                                      92,870        10,812              --              82,058



SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                           64,340         5,320              --              59,020

INTEREST EXPENSE                                                       (6,746)          (75)          1,821 (d)          (4,850)

INTEREST INCOME                                                           488             4             793 (c)           1,277

OTHER INCOME (EXPENSE), net                                            (1,261)         (270)           560  (c)            (431)


     Income before income tax provision and minority interest          21,011         5,151           3,174              19,034


INCOME TAX PROVISION                                                    8,321         1,463           1,130 (e)           7,988

MINORITY INTEREST                                                        407            --              --                 407

                                                                   $             $               $                     $
          Net income                                                  13,097         3,688           2,044              11,453

                                                                   $                                               $
NET INCOME PER COMMON SHARE:                                            0.36                                              0.31

WEIGHTED AVERAGE NUMBER OF

     COMMON SHARES OUTSTANDING                                        36,852                                            36,852

See accompanying notes to pro forma condensed consolidated financial statements.

                                        ALLWASTE, INC. AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                            For the Nine Months Ended May 31, 1995
                                            (Unaudited, in thousands except shares)


                                                                  Historical    Historical      Pro Forma           Pro Forma
                                                                   Allwaste         ARI        Adjustments          Allwaste
                                                                  ------------  ------------   -------------      --------------


                                                                   $             $                        $                   $
REVENUES                                                              298,603        50,942              --             247,661

COST OF OPERATIONS                                                   222,782        41,599              --             181,183


     Gross profit                                                      75,821         9,343              --              66,478



SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                           54,147         4,064              --              50,083

INTEREST EXPENSE                                                       (6,900)          (28)          2,040 (d)          (4,832)

INTEREST INCOME                                                           302             3             595 (c)             894

OTHER INCOME (EXPENSE), net                                              879            68             420  (c)          1,231


     Income before income tax provision and minority interest          15,955         5,322           3,055              13,688


INCOME TAX PROVISION                                                    7,015         1,339           1,117 (e)           6,793

MINORITY INTEREST                                                        154            --              --                 154

                                                                   $             $               $                   $
          Net income                                                   9,094         3,983           1,938               7,049

                                                                   $                                               $
NET INCOME PER COMMON SHARE:                                            0.24                                              0.18

WEIGHTED AVERAGE NUMBER OF

     COMMON SHARES OUTSTANDING                                        38,605                                            38,605

See accompanying notes to pro forma condensed consolidated financial statements.


                         ALLWASTE, INC. AND SUBSIDIARIES
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

(1)      Disposition of Glass Recycling Operations

         On September 1, 1995, Allwaste, Inc., a Delaware corporation ("Allwaste") and sole stockholder of ARI Glass Newco, Inc., a Delaware corporation ("ARI"), sold 100% of the issued and outstanding capital stock of ARI to Equus Acquisition Company (now Strategic Materials Holding, Inc., "SMHI") and Equus Borrowing Company, each of which is an affiliate of Equus II Incorporated (together, "Equus"). Pursuant to the terms of the Agreement, Allwaste received aggregate consideration of $57.1 million, consisting of (i) $42.5 million in cash, (ii) 8,000,000 shares of the Series A Preferred Stock, liquidation value of $1.00 per share, of SMHI, which shares bear a dividend of $.07 and are redeemable at Allwaste's request at any time after September 1, 2002, and (iii) a 12% per annum Subordinated Note due 2002, in the original principal amount of $6.6 million. In addition, Allwaste received a Stock Purchase Warrant dated September 1, 1995, pursuant to which Allwaste has the right to purchase 2,153,846 shares of SMHI common stock, par value $.001 per share, which shares represent 35% of the outstanding shares of SMHI common stock. Allwaste has since transferred to certain members of the SMHI management group stock purchase warrants exercisable to purchase an aggregate of 184,615 shares, or 3% of SMHI common stock.

         Allwaste may receive additional consideration in the form of an adjustment to the purchase price in the event that Equus' internal rate of return, as defined, exceeds certain predetermined targets. The amount of such additional compensation, if any, is not presently determinable. The Consideration is also subject to certain post-closing adjustments which are not determinable at this time and, accordingly, the amount of the anticipated gain on the ARI transaction is not reasonably estimable.

(2)      General

         The accompanying unaudited pro forma condensed consolidated financial statements are based on adjustments to the historical condensed consolidated financial statements of Allwaste to give effect to the disposition of ARI. The pro forma condensed consolidated balance sheet assumes the disposition was consummated as of August 31, 1994 and the pro forma condensed consolidated statements of operations assume the disposition was consummated as of September 1, 1993. The pro forma condensed consolidated statements of operations are not necessarily indicative of results that would have been obtained had the disposition been consummated as of the beginning of each of the periods presented nor are they necessarily indicative of future operations.

         Certain information and notes normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of Allwaste included in Allwaste's Annual report on Form 10-K for the year ended August 31, 1994, and Allwaste's current report on Form 10-Q for the nine months ended May 31, 1995, previously filed with the Securities and Exchange Commission.
                                       5

(3)      Adjustments to Historical Condensed Consolidated Financial Statements

         The following is a summary of the pro forma adjustments:

         CONSOLIDATED BALANCE SHEET

         a. To reflect the consideration received from the sale of ARI and the disposition of Allwaste's common stock ownership in ARI.

         b.    To reflect Allwaste's direct sales costs.


                   CONSOLIDATED STATEMENTS OF OPERATIONS

         c. To reflect Allwaste's income on preferred stock and note receivable consideration.

         d. To reflect reduced interest expense from use of cash proceeds to reduce long-term debt.

         e.    To reflect the income tax effect of the pro forma adjustments.

                                        6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLWASTE, INC.

                                            By:     WILLIAM L. FIEDLER
                                                    William L. Fiedler,
                                                    VICE PRESIDENT, GENERAL
                                                     COUNSEL AND SECRETARY


Date:  November 14, 1995
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